Exhibit 2.1
(Translation)

(Front Side)
STOCK CERTIFICATE OF WACOAL HOLDINGS CORP.
(One Hundred Thousand Shares)

Name of Company:	Wacoal Holdings Corp.
Date of Incorporation:	November 1, 1949
This is to certify that the person last named on the reverse side hereof is the owner of One Hundred Thousand Shares of common stock of this Company.

WACAOL HOLDINGS CORP. (company seal)

/s/ YOSHIKATA TSUKAMOTO	(seal)

Yoshikata Tsukamoto
President and Representative Director
(Reverse Side)

		Certified by Toshima
		Tax Office on Payment	Date of		Seal of
Certificate Issued on:		of Stamp Tax	Registration	Name of Shareholder	Certification

				4
Date of Registration	Name of Shareholder	Seal of Certification		5
	1			6
	2			7
	3			8

(For machine process, please leave this margin clean.)

(Front Side)
STOCK CERTIFICATE OF WACOAL HOLDINGS CORP.
(Ten Thousand Shares)

Name of Company:	Wacoal Holdings Corp.
Date of Incorporation:	November 1, 1949
This is to certify that the person last named on the reverse side hereof is the owner of One Hundred Thousand Shares of common stock of this Company.

WACAOL HOLDINGS CORP. (company seal)

/s/ YOSHIKATA TSUKAMOTO	(seal)

Yoshikata Tsukamoto
President and Representative Director
(Reverse Side)

		Certified by Toshima
		Tax Office on Payment	Date of		Seal of
Certificate Issued on:		of Stamp Tax	Registration	Name of Shareholder	Certification

				4
Date of Registration	Name of Shareholder	Seal of Certification		5
	1			6
	2			7
	3			8

(For machine process, please leave this margin clean.)

(Front Side)
STOCK CERTIFICATE OF WACOAL HOLDINGS CORP.
(One Thousand Shares)

Name of Company:	Wacoal Holdings Corp.
Date of Incorporation:	November 1, 1949
This is to certify that the person last named on the reverse side hereof is the owner of One Hundred Thousand Shares of common stock of this Company.

WACAOL HOLDINGS CORP. (company seal)

/s/ YOSHIKATA TSUKAMOTO	(seal)

Yoshikata Tsukamoto
President and Representative Director
(Reverse Side)

		Certified by Toshima
		Tax Office on Payment	Date of		Seal of
Certificate Issued on:		of Stamp Tax	Registration	Name of Shareholder	Certification

				4
Date of Registration	Name of Shareholder	Seal of Certification		5
	1			6
	2			7
	3			8

(For machine process, please leave this margin clean.)

(Front Side)
STOCK CERTIFICATE OF WACOAL HOLDINGS CORP.
(Five Hundred Shares)

Name of Company:	Wacoal Holdings Corp.
Date of Incorporation:	November 1, 1949
This is to certify that the person last named on the reverse side hereof is the owner of One Hundred Thousand Shares of common stock of this Company.

WACAOL HOLDINGS CORP. (company seal)
/s/ YOSHIKATA TSUKAMOTO	(seal)

Yoshikata Tsukamoto
President and Representative Director
(Reverse Side)

		Certified by Toshima
		Tax Office on Payment	Date of		Seal of
Certificate Issued on:		of Stamp Tax	Registration	Name of Shareholder	Certification

				4
Date of Registration	Name of Shareholder	Seal of Certification		5
	1			6
	2			7
	3			8

(For machine process, please leave this margin clean.)

(Front Side)
STOCK CERTIFICATE OF WACOAL HOLDINGS CORP.
(One Hundred Shares)

Name of Company:	Wacoal Holdings Corp.
Date of Incorporation:	November 1, 1949
This is to certify that the person last named on the reverse side hereof is the owner of One Hundred Thousand Shares of common stock of this Company.

WACAOL HOLDINGS CORP. (company seal)

/s/ YOSHIKATA TSUKAMOTO	(seal)

Yoshikata Tsukamoto
President and Representative Director
(Reverse Side)

		Certified by Toshima
		Tax Office on Payment	Date of		Seal of
Certificate Issued on:		of Stamp Tax	Registration	Name of Shareholder	Certification

				4
Date of Registration	Name of Shareholder	Seal of Certification		5
	1			6
	2			7
	3			8

(For machine process, please leave this margin clean.)

(Front Side)
STOCK CERTIFICATE OF WACOAL HOLDINGS CORP.
(Stock Certificate)

Name of Company:	Wacoal Holdings Corp.
Date of Incorporation:	November 1, 1949
This is to certify that the person last named on the reverse side hereof is the owner of One Hundred Thousand Shares of common stock of this Company.

WACAOL HOLDINGS CORP. (company seal)

/s/ YOSHIKATA TSUKAMOTO	(seal)
Yoshikata Tsukamoto
President and Representative Director
(Reverse Side)

		Certified by Toshima
		Tax Office on Payment	Date of		Seal of
Certificate Issued on:		of Stamp Tax	Registration	Name of Shareholder	Certification

				4
Date of Registration	Name of Shareholder	Seal of Certification		5
	1			6
	2			7
	3			8

(For machine process, please leave this margin clean.)